Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of HealthAxis Inc. (the Company) on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, John M. Carradine, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15U.S.C. 78m or 78o(d)); and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ John M. Carradine

John M. Carradine
Chief Financial Officer
August 12, 2003